SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a –12

TAKUNG ART CO., LTD
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11
(set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TAKUNG ART CO., LTD
Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong

September 5, 2017

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders for the year ended December 31, 2016, of Takung Art Co., Ltd, a Delaware corporation, to be held at our executive office, located at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong on October 16, 2017, at 10:00 a.m. local time (10:00 p.m. October 15, 2017, E.T.).

The Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from stockholders. We are providing our stockholders access to our proxy materials and our Annual Stockholders Report, including Letter to Stockholders and Annual Report on Form 10-K for fiscal year ended December 31, 2016 over the Internet. This allows us to provide you with information relating to our Annual Meeting of Stockholders for the year ended December 31, 2016 in a fast and efficient manner. On or about on September 5, 2017, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Stockholders Report, including Letter to Stockholders and Annual Report on Form 10-K for fiscal year ended December 31, 2016 online and how to vote online. If you receive this notice by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

Whether or not you plan to attend the meeting, please vote as soon as possible. If you request a printed copy of the proxy materials, please complete, sign, date, and return the proxy card you will receive in response to your request as soon as possible or you can vote via the Internet or by telephone. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/Di Xiao

Di Xiao
Chairman of the Board of Directors and Chief Executive Officer

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TAKUNG ART CO., LTD
Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 16, 2017

NOTICE HEREBY IS GIVEN that the Annual Meeting of Stockholders for the year ended December 31, 2016 of Takung Art Co., Ltd, a Delaware corporation, will be held at our principal executive office, Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong on October 16, 2017, at 10:00 a.m. local time (10:00 p.m. October 15, 2017, E.T.), to consider and act upon the following:

1.	To elect five directors, each to serve until the Annual Meeting of Stockholders for the year ended December 31, 2017;

2.	To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2017;

3.	To approve the amendment of our Certificate of Incorporation authorizing the Board to issue up to 10,000,000 Shares of “Blank Check” Preferred Stock;

4.	To conduct an advisory vote on the compensation of our named executive officers;

5.	To conduct an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

6.	To amend the 2015 Incentive Stock Plan to increase by 500,000 shares of common stock that are reserved for issuance thereunder; and

7.	To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Stockholders of record at the close of business on August 21, 2017 are entitled to receive notice of and to vote at Annual Meeting of Stockholders for the year ended December 31, 2016 and any adjournments thereof. We are furnishing proxy materials to our stockholders on the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet or by telephone.

By Order of the Board of Directors

/s/Di Xiao

Di Xiao
Chief Executive Officer and
Chairman of the Board of Directors

Hong Kong
September 5, 2017

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on October 16, 2017:

WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING OF STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2016, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR ANNUAL MEETING OF STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2016, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

TAKUNG ART CO., LTD
Hong Kong

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PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 16, 2017

We are furnishing this proxy statement to the stockholders of Takung Art Co., Ltd, a Delaware corporation in connection with the solicitation, by the Board of Directors of Takung Art Co., Ltd (the “Board”), of proxies to be voted at our Annual Meeting of Stockholders for the year ended December 31, 2016 (the “Annual Meeting”) to be held at our executive office, located at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong October 16, 2017, at 10:00 a.m. local time (10:00 p.m. E.T., October 15, 2017), and at any adjournments or postponements of the meeting.

When used in this proxy statement, the terms “we,” “us,” “our,” the “Company” and “Takung” refer to Takung Art Co., Ltd, a Delaware corporation, and its wholly-owned subsidiaries. “China” and the “PRC” refer to the People’s Republic of China.

On or about September 5, 2017, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Stockholders Report, including Letter to Stockholders and Annual Report on Form 10-K for fiscal year ended December 31, 2016 online and how to vote online. You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. If you receive Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

This proxy statement, our Annual Stockholders Report, including Letter to Stockholders and Annual Report on Form 10-K for fiscal year ended December 31, 2016, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com. Directions to our Annual Meeting are available by calling +852 3158-0977 or by written request to Di Xiao, at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong.

ABOUT THE ANNUAL MEETING

General: Date, Time and Place

We are providing this proxy statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our Annual Meeting or any postponement or adjournment of that meeting. The Annual Meeting will be held on October 16, 2017, at 10:00 a.m. local time (10:00 p.m. E.T., October 15, 2017) at our executive office, located at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong.

Matters to be Considered and Voted Upon

At the Annual Meeting, stockholders will be asked to consider and vote to elect the nominees named herein as directors to serve until the Annual Meeting of Stockholders for the year ended December 31, 2016 and to ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2017. The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Our Board established August 21, 2017 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date, are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the Annual Meeting. At the close of business on the record date, we had 11,188,882 shares of our common stock outstanding.

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Internet Availability of Proxy Materials and Annual Report

These proxy solicitation materials are available at www.proxyvote.com on or about September 5, 2017 to all stockholders entitled to vote at the Annual Meeting. A copy of the Company’s Annual Stockholders Report, including Letter to Stockholders and Annual Report on Form 10-K for fiscal year ended December 31, 2016 will be made available at www.proxyvote.com concurrently with these proxy solicitation materials.

The Company is furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs incurred by us for the Annual Meeting and help to conserve natural resources. On or about September 5, 2017, we will mail to each stockholder of record and beneficial owners (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Materials”, that contains instructions on how to access and review the proxy materials, including this proxy statement and the Company’s Annual Stockholders Report, including Letter to Stockholders and Annual Report on Form 10-K for fiscal year ended December 31, 2016, on a website referred to in such notice and how to access a proxy card to vote on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you should not expect to receive a printed copy of the proxy materials unless you request one. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, currently or on an ongoing basis, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the Annual Meeting. The presence of at least a majority of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Delaware law and the Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee's total.

Ratification of the Appointment of the Independent Auditor. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2017.

Approval of the Amendment of our Certificate of Incorporation authorizing the Board to issue up to 10,000,000 Shares of “Blank Check” Preferred Stock.  The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the amendment of the Certificate of Incorporation authorizing the Board to issue up to 10,000,000 shares of “Blank Check” Preferred Stock.

Non-binding advisory vote regarding the compensation of our named executive officers. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as votes approving the compensation of our named executive officers.

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Non-binding advisory vote regarding the frequency of future advisory votes on the compensation of our named executive officer. A stockholder may (i) vote one year, (ii) vote two years, (iii) vote three years or (iv) abstain from voting. The frequency that receives the greatest number of votes will be deemed the choice of the stockholders, even if those votes are less than a majority of shares present and entitled to vote. Abstentions and broker non-votes will not be counted as votes in favor of any frequency alternative (one year, two years, or three years).

Amend the 2015 Incentive Stock Plan to increase by 500,000 shares of common stock that are reserved for issuance thereunder. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the amendment.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine”, the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting Procedure; Voting of Proxies; Revocation of Proxies

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the Annual Meeting or, most conveniently, vote by telephone, Internet or mail. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging to www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Di Xiao, our Chief Executive Officer, located Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong. Our Board has selected Di Xiao to serve as proxy.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on October 14, 2017.

In Person - stockholders may vote in person at the Annual Meeting. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Annual Meeting.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR approval of the Amendment of our Certificate of Incorporation authorizing the Board to issue up to 10,000,000 Shares of “Blank Check” Preferred Stock, FOR verification of Marcum Bernstein & Pinchuk LLP as independent auditor, FOR approval of the compensation of our named executive officers described in this Proxy Statement, FOR the one-year option as to the frequency of the advisory vote on the compensation of our named executive officers, and FOR approval of the amendment to the 2015 Incentive Stock Plan by increase 500,000 shares reserved under thereunder. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

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Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Annual Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

Your proxy is revocable at any time before it is voted at the Annual Meeting in any of the following three ways:

1.	You may submit another properly completed proxy bearing a later date.

2.	You may send a written notice that you are revoking your proxy to Di Xiao, our Chief Executive Officer, located Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong.

3.	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of our annual report and proxy statement, to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of the annual report and proxy statement, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. If you received a householded mailing this year and you would like to have additional copies of our Notice of Internet Availability of Proxy Materials or, if applicable, additional copies of our annual report and proxy statement mailed to you or you would like to opt out of this practice for future mailings, contact Di Xiao, our Chief Executive Officer, located Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong. We agree to deliver promptly, upon written or oral request, a separate copy of this proxy statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the Annual Meeting.

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Other Business

The Board is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this proxy statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for Annual Meeting of Stockholders for the year ended December 31, 2017

Stockholder proposals will be considered for inclusion in the Proxy Statement for the Annual Meeting for the year ended December 31, 2017 (the “2017 Annual Meeting”) in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before June 18, 2018.

Stockholders who intend to present a proposal at the 2017 Annual Meeting without inclusion of such proposal in our proxy materials for the 2017 Annual Meeting are required to provide notice of such proposal not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, stockholder proposals must be received by us no earlier than June 18, 2018, but no later than July 18, 2018, and must otherwise comply with the notice requirements set forth under all applicable Exchange Act and SEC rules. The chairman of our 2017 Annual Meeting may refuse to allow the transaction of any business or acknowledge the nomination of any person not made in compliance with the requisite procedures.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of the Company, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the Annual Meeting of Stockholders for the year ended December 31, 2017 should be addressed to Di Xiao, our Chief Executive Officer, located Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong.

Voting Results of Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the Annual Meeting.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of five (5) members. All five of our current directors will stand for re-election at the Annual Meeting.

If elected as a director at the Annual Meeting, each of the nominees will serve a one-year term expiring at the Annual Meeting of Stockholders for the year ended December 31, 2017 and until his successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of August 21, 2017:

Name	Age	Position	Served From
Di Xiao	41	Chairman of the Board and Chief Executive Officer	Founding

Chun Hin Leslie Chow	33	Chief Financial Officer	February 2016

Joseph Levinson	40	Director	December 2015

William Kwok Keung Tsui	60	Director	December 2015

John Levy	62	Director	March 2016

Zishen Li	33	Director	March 2015

Biographical Information of the Nominees

DI XIAO, the founder and executive director of the Company, has been in the art investment and consulting industry since 2008. He is familiar with all forms of art dealings, as well as the trading models and risks in the Chinese art market. He has extensively researched the evaluation, storage and insurance of artworks. Prior to founding Hong Kong Takung in 2012, he served as the general manager of Hangzhou LuxTimes Culture and Art Co., Ltd. from March 2009 to January 2013, where he oversaw the general operation. Prior to that, Mr. Xiao served as a director at FAI electronics Co., Ltd. from August 2003 to December 2008, focusing on marketing. Mr. Xiao has a bachelor degree from Tianjin University. Mr. Xiao’s experience as founder of the Company and extensive operational knowledge and expertise in the art investment and consulting industry qualify him to serve as Chairman of the Board and led the Board to conclude that he should be nominated to serve another term as a director.

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JOSEPH LEVINSON, joined the Company’s Board of Directors on December 1, 2015. Mr. Levinson has 21 years’ experience in managing cross-border issues pertaining to U.S.-listed foreign companies. He speaks and reads Chinese fluently and has provided due diligence and forensic accounting services to many U.S.-based funds on their China-based investments, as well as extensive accounting and auditing consulting for numerous U.S.-listed Chinese companies. From January 2012 until October 2015 he was a director of China Xingbang Industry Group Inc., a company providing e-commerce related services and marketing consultancy services. Mr. Levinson was a director for China Growth Corp, a water purification system manufacturer, from March 2011 to March 2014. Mr. Levinson was previously a Manager in the banking practice of the New York office of Deloitte and Touche and was involved in numerous transactions involving complex financial structures. Mr. Levinson also previously worked at KPMG in New York and Hong Kong. In the 1990s, Mr. Levinson served as an executive of Hong Kong Stock Exchange-listed China Strategic Holdings, where his major responsibilities included its subsidiary, China Tire, one of the first Mainland Chinese companies, to list on the NYSE. He is also the editor of “Wall Street Guanxi: How Chinese Companies Can Maximize Their Value in the U.S. Capital Markets”, a trade paperback published in Chinese by Beijing University Press in 2007. Mr. Levinson graduated summa cum laude from the University at Buffalo in 1994 with a double major in accounting and finance. Mr. Levinson’s track record as a U.S. Certified Public Accountant for 19 years, and his long experience in China were factors viewed favorably by the Board in selecting Mr. Levinson for a directorship. Specifically, Mr. Levinson’s experience as a manager at the “Big 4” firms of Deloitte and Touche, his work as a U.S. Certified Public Accountant, and his academic achievements were factors in leading to this recommendation. Mr. Levinson’s vast experience in managing cross-board issues pertaining to U.S. -listed foreign companies and his Chinese language skills qualify him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

WILLIAM KWOK KEUNG TSUI, joined the Company’s Board of Directors on December 1, 2015. Mr. Tsui has extensive experience in trading, manufacturing, property management and development and corporate finance and management. In 2002, he founded Smith Naturals (China) Ltd., a subsidiary of Smith Naturals (USA) LLC, a manufacturer of herbal natural supplements and cosmetic products and has been serving as its Executive Director in charge of marketing since its inception. In 2004, he founded Jewels4Teens (China) Ltd., a jewelry and fashion accessories company and has been serving as its Executive Director for marketing since its incorporation. In 1988, he founded Adeble Enterprises Ltd., which introduces high tech food processing machinery to China, and has been the company’s managing director. In 1985, he founded Hua Xing Industrial Ltd. and served as director. He also managed the China Trade department of Kemklen Industrial Co. Ltd. from 1984 to 1985. Mr. Tsui holds a bachelor’s degree in civil engineering from McGill University in Canada. Mr. Tsui’s extensive executive experience in the China-related manufacturing, corporate finance and management spheres led to our conclusion that he is well qualified to serve as a director of the Board. Mr. Tsui’s experience in trading industry qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

JOHN F. LEVY, became a director of the Company on March 1, 2016. Mr. Levy currently serves as the Chief Executive Officer and principal consultant for Board Advisory (the “Levy Company”), a consulting firm established to assist public companies, or companies aspiring to be public with corporate governance, corporate compliance, ethics, financial reporting and financial strategies. He has held this role since May 2005. Mr. Levy is a recognized corporate governance and financial reporting expert with over 30 years of progressive financial, accounting and business experience; including nine years in public accounting with three national accounting firms and having served as Chief Financial Officer of both public and private companies for over 13 years. Mr. Levy currently serves on the board of directors of two other public companies: Applied Minerals, Inc. (since January 2008), a mine owner that extracts, processes, markets halloysite clay and iron oxide for sale to a range of end markets; and Washington Prime Group, Inc. (since June 2016), a retail REIT that owns, develops and manages over 100 shopping centers in the United States. Mr. Levy also served on the board of directors of Applied Energetics, Inc., a company specializing in the development and application of high power lasers, high voltage electronics, advanced optical systems and energy management systems technologies, until February 2016; Gilman Ciocia, Inc., a former financial planning and tax preparation firm, until October 2013; BrightPoint, Inc., a former NASDAQ listed device lifecycle services provider to the wireless industry, until October 2012; and China Commercial Credit, Inc., a financial services firm operating in China, until December 2016. Mr. Levy also served as a board member and program chair for the New Jersey Chapter of the National Association of Corporate Directors (“NACD”) from October 2007 to June 2012. Mr. Levy is a frequent speaker on the roles and responsibilities of board members and audit committee members. He has authored and presented numerous courses on finance, management and governance to state accounting societies including THE 21ST CENTURY DIRECTOR: Ethical and Legal Responsibilities of Board Members. Mr. Levy is a Certified Public Accountant with several years of experience. Mr. Levy is a graduate of the Wharton School of Business at the University of Pennsylvania, and received his MBA from St. Joseph's University in Philadelphia, Pennsylvania. Mr. Levy is a National Association of Corporate Director’s Board Leadership Fellow. Mr. Levy’s expertise in corporate governance and financial reporting qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

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ZISHEN LI, joined the Company as a director on March 11, 2016. Mr. Li has been a Vice President of Hong Kong Takung since March 1, 2015. He was subsequently appointed as the General Manager of Shanghai Takung and Tianjin Takung with effect from July 28, 2015 and January 27, 2016, respectively. The employment with Mr. Li can be terminated by either party by giving at least one month notice. Mr. Li reports to Mr. Di Xiao, the CEO of Takung Art Co., Ltd. Mr. Li has extensive experience in working in the Chinese art industry since 2009. He is familiar with storage, appraisal and other procedures related to the trading of artworks. He also has expertise in internet application and online artwork trading. He served as the assistant general manager of Tianjin Culture and Artwork Exchange Co., Ltd. from 2009 to 2014. Mr. Li was engaged in customer service related work at WuXiAppTec (NYSE: WX) from 2006 to 2008. He graduated from Zhejiang University of Technology with a Bachelor of Science degree in 2006, and completed the postgraduate studies in industrial economics at Nankai University in 2013. Mr. Li’s extensive management experience qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected Marcum Bernstein & Pinchuk LLP (“Marcum”) as the Company’s independent auditor for the fiscal year ended December 31, 2017, and has further directed that management submit the selection of Marcum for ratification by the shareholders at the Annual Meeting. The shareholders are being asked to ratify this appointment so that the Audit Committee will know the opinion of the shareholders. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

On April 26, 2016, Marcum was appointed as the new independent registered public accounting firm for the Company. The decision to appoint Marcum was approved by the Audit Committee of the Company’s Board of Directors. Prior to engaging Marcum on April 26, 2016, the Company has not consulted Marcum regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with Marcum regarding any disagreements with the Company’s prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Simultaneously with the appointment of Marcum, on April 26, 2016, AWC (CPA) Limited (“AWC”) was terminated as the independent registered public accounting firm for the Company. The decision to change audit firms from AWC to Marcum was approved by the Audit Committee of the Company’s Board of Directors.

Representatives of neither Marcum nor AWC are not expected to be present at the Annual Meeting, either in person or by teleconference.

We are asking our stockholders to ratify the selection of Marcum as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Marcum to our stockholders for ratification as a matter of good corporate practice. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

Independent Registered Public Accounting Firm’s Fees

Audit Fees

We incurred approximately $85,000 for professional services rendered by our former registered independent public accounting firm, AWC (CPA) Limited for the integrated audit of the Company for 2015.

We incurred approximately $2,834 for professional services rendered by our former registered independent public accounting firm, AWC Albert Wong & Company for the audit of HongKong Takung for 2016.

We incurred approximately $266,490 for professional services rendered by our current registered independent public accounting firm, Marcum Bernstein & Pinchuk LLP for the audit and review of the Company in the fiscal year 2016, including a $200,000 fee for the re-audit of the Company for the years ended 2014 and 2015.

Audit-Related Fees

We did not incur any audit-related fees in the fiscal years ended December 31, 2016 and 2015.

Tax Fees

We did not incur any tax fees in the fiscal years ended December 31, 2016 and 2015.

All Other Fees

We did not incur any fees from our registered independent public accounting firm for services other than the services covered in “Audit Fees” in the fiscal years ended December 31, 2016 and 2015.

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Pre-Approval Policies and Procedures

The Board of Directors pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided by our independent auditor, respectively, in connection with our statutory and regulatory filings or engagements.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by our independent auditors and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees.

Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the Audit Committee of the Board.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, the Audit Committee pre-approved the audit service performed by Marcum for our consolidated financial statements as of and for the year ended December 31, 2017.

The Company’s principal accountant, Marcum, did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Vote Required; Board of Directors Recommendation

Approval of and ratification of the selection of Marcum as our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting, assuming the presence of a quorum at the annual meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AND RATIFICATION OF THE APPOINTMENT OF MARCUM BERNSTEIN & PINCHUK LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017.

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PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION AUTHORIZING THE BOARD TO ISSUE UP TO 10,000,000 SHARES OF “BLANK CHECK” PREFERRED STOCK

Our Board has determined that it is advisable and in the best interests of the Company to amend our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to authorize the Board to issue by resolution, from time to time, up to 10,000,000 shares of a new class of preferred stock in one or more series. Approval of this amendment would enable our Board to prescribe the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of preferred stock. The Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company’s capital structure than now exists, and that authorizing the issuance of “blank check” preferred stock would provide the Company with greater flexibility with respect to the Company’s capital structure for purposes such as additional equity financing and acquisitions. No preferred stock is presently authorized by the Company’s Certificate of Incorporation, as amended.

The Board has therefore approved, and recommends that the stockholders approve, an amendment to our Certificate of Incorporation that deletes the current Article 4 in its entirety and inserts, in lieu thereof, a new Article 4 that will read in its entirety as follows (the “Amendment”):

“The aggregate number of shares of all classes of capital stock that the Corporation shall have the authority to issue is 1,010,000,000 shares, consisting of (i) 1,000,000,000 shares of common stock, $0.001 par value per share (the “Common Stock”) and (ii) 10,000,000 shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).

1.	Provisions Relating to the Common Stock

The designations and the powers, preferences, rights, qualifications, limitations and restrictions of the Common Stock are as follows:

(a)	General. Shares of Common Stock shall have identical rights and privileges in every respect, except as set forth herein, subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

(b)	Voting Rights. The holders of shares of Common Stock shall be entitled to vote upon matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Common Stock held.

(c)	Dividends. Subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law, the holders of shares of Common Stock shall be entitled to receive such dividends (payable in cash, stock or otherwise) as may be declared by the Board of Directors at any time and from time to time out of any funds of the Corporation legally available therefor.

(d)	Liquidation and Dissolution. Subject to any preferential or other rights of any then outstanding Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them. A liquidation, dissolution or winding up of the Corporation, as such terms are used in this paragraph (d), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or entities or a sale, lease, exchange or conveyance of all or part of the assets of the Corporation.

2.	Provisions Relating to the Preferred Stock

(a)	Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

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(b)	Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware. The powers, preferences and relative, participating, optional and other special rights of each such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

(c)	Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.”

Effects of the Amendment

The issuance of shares of our preferred stock may adversely affect the rights of the holders of our common stock (“Common Stock”). If the Amendment is approved by our stockholders, our Board will be authorized to issue shares of preferred stock with certain designations, rights, qualifications, preferences, limitations and terms, any of which may dilute the voting power and economic interest of the holders of our Common Stock. For example, in the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of our preferred stock would dilute the earnings per share and book value per share of all outstanding shares of our Common Stock. In addition, in a liquidation, the holders of our preferred stock may be entitled to receive a certain amount per share of our preferred stock before the holders of our Common Stock receive any distribution. In addition, the holders of our preferred stock may be entitled to vote and such votes may dilute the voting rights of the holders of our Common Stock when we seek to take corporate action. Our preferred stock also may be convertible into shares our Common Stock. Furthermore, our preferred stock could be issued with certain preferences over the holders of our Common Stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned situations are only examples of how shares of our preferred stock, if issued, could result in:

•	reduction of the amount of funds otherwise available for payment of dividends on our Common Stock;

•	restrictions on dividends on our Common Stock;

•	dilution of the voting power of our Common Stock; and

•	restrictions on the rights of holders of our Common Stock to share in our assets on liquidation until satisfaction of any liquidation preference granted to the holders of our preferred stock.

In addition to financing purposes, we could also issue blank check preferred stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or other means. Such blank check preferred shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. For example, such shares could be privately placed with purchasers favorable to our Board, and our Board could authorize holders of a series of our preferred stock to vote either separately as a class or with the holders of our Common Stock on any merger, sale or exchange of assets by our Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new blank check preferred shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of our Company should our Board consider the action of such entity or person not to be in the best interest of our stockholders. The issuance of new blank check preferred shares also could be used to entrench current management or deter an attempt to replace our Board by diluting the number or rights of shares held by individuals seeking to control our Company by obtaining a certain number of seats on our Board.

The Company currently does not have any plans, proposals or arrangements to issue any shares of blank check preferred stock and the request for authorization for the Board to issue blank check preferred stock is not in response to any takeover attempt or any other expression of interest indicated by a third party.

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Upon the effectiveness of a Certificate of Amendment setting forth the Amendment, the Board will have the express authority to execute and file a certificate of designation setting forth the series and the number of shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of our preferred stock.

Effective Date Of The Amendment

If the Amendment is approved by stockholders, all other sections of the Certificate of Incorporation would be maintained in their current form. The Amendment would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company would do promptly after the Annual Meeting. In the event that the proposed Amendment is not approved by our stockholders at the Annual Meeting, the current Certificate of Incorporation would remain in effect in its entirety.

Our Board reserves the right, notwithstanding stockholder approval of the Amendment and without further action by our stockholders, not to proceed with the Amendment at any time before the effective date of the Certificate of Amendment setting forth the Amendment.

Vote Required; Board of Directors Recommendation

Approval of the Amendment to Certificate of Incorporation authorizing the board to issue up to 10,000,000 shares of “Blank Check” Preferred Stock will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting, assuming the presence of a quorum at the annual meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO CERTIFICATE OF INCORPORATION AUTHORIZING THE BOARD TO ISSUE UP TO 10,000,000 SHARES OF “BLANK CHECK” PREFERRED STOCK.

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PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Say-On-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail below and in our Annual Report on Form 10-K, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company's long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 13 of this Proxy Statement as well as the disclosures in our Annual Report on Form 10-K. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Security Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 (m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(Say-When-On-Pay)

We are providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference on the frequency of future advisory votes to approve the compensation of our named executive officers as reflected in Proposal No. 4 above. Stockholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our named executive officers every one, two or three years. Stockholders also may abstain from casting a vote on this proposal.

The Board has determined that holding an advisory vote on the compensation of our named executive officers every year is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our named executive officers occur once every year. We believe that holding this advisory vote annually will provide us with timely and appropriate feedback on compensation decisions for our named executive officers.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Although this advisory vote on the frequency of future advisory votes on the compensation of our named executive officers is non-binding, the Board and the Compensation Committee will carefully review the voting results when determining the frequency of future advisory votes on the compensation of our named executive officers.

The Board is asking stockholders to cast a non-binding, advisory vote for the ONE-YEAR option on the following resolution:

“RESOLVED, that the stockholders of the Company recommend, in a non-binding vote, whether an advisory vote to approve the compensation of our named executive officers should occur every one, two or three years.”

The Board believes that say-on-pay votes should be conducted every year so that stockholders may annually express their views on our executive compensation program. This vote, like the say-on-pay vote itself, is non-binding.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE “ONE-YEAR” OPTION AS TO THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL NO. 6

APPROVAL OF AMENDMENT TO THE COMPANY’S 2015 INCENTIVE STOCK PLAN TO INCREASE 500,000 SHARES OF COMMON STOCK RESERVED UNDER THE PLAN

Our Board has approved an Amendment 1 to the Company’s 2015 Incentive Stock Plan (the “Plan”) for an increase of 500,000 shares of common stock that are available for the issuance under the Plan (the “Plan Amendment”) and recommends that the Plan Amendment be approved and adopted by the Company’s stockholders and directs that such proposal be submitted at the Annual Meeting.

On August 26, 2015, to assist the Company in attracting, retaining, and rewarding high-quality executives, employees, directors and other persons who provide services to the Company, our Board approved the Plan to grant the eligible participants awards. The total number of shares reserved and available for delivery in connection with awards under the Plan was 1,037,000.

As of December 31, 2016, the number of options outstanding and exercisable were 428,525 and 33,333 respectively.

The Board has reviewed the Plan and determined that the Plan requires additional available shares for issuance to provide flexibility with respect to stock-based compensation that the Board believes is necessary to establish appropriate long-term incentives to achieve our objectives. Our Board believes that it is advisable to increase the 1,037,000 share limit to 1,537,000 shares in order to attract and compensate employees, officers, directors and other eligible participants upon whose judgment, initiative and effort we depend. The issuance of award under the Plan to these eligible participants is designed to align the interests of such participants with those of our stockholders.

The proposed Plan Amendment to the Plan increases the number of shares of common stock that may be issued as awards under the Plan by 500,000 shares, or approximately 4.5% of the 11,188,882 shares of common stock outstanding as of August 21, 2017. As amended, the Plan will continue to provide that all of the shares authorized for issuance (including the increased shares) may be granted as incentive stock options as long as other awards pursuant to the Plan and the Plan will also continue to provide for appropriate adjustments in the number of shares in the event of a stock dividend, recapitalization, merger or similar transaction.

The following is a summary of the principal features of the Plan. The summary below is qualified in its entirety by the terms of the Plan, as proposed to be amended, a copy of which is filed as Exhibit 4.1 to the Company’s registration statement on Form S-8 filed with the SEC on August 27, 2015 and is incorporated by reference herein.

The purpose of the Plan is to assist the Company in attracting, retaining, and rewarding high-quality executives, employees, directors and other persons who provide services to the Company, enabling such persons to acquire or increase a proprietary interest in the Company and to strengthen the mutuality of interests between such persons and to provide annual and long-term incentives to expend their maximum efforts in the creation of shareholder value. The Plan is administered by the Compensation Committee, such other committee as determined by the Board of Directors, or a subcommittee consisting solely of non-employee, outside directors. The Plan does not limit the availability of awards to any particular class or classes of eligible employees. If an award were to lapse or rights to an award otherwise were to terminate, the shares subject to the award would be available for future awards to the extent permitted by applicable federal securities laws. Awards granted under the Plan are not transferable, except in the event of the participant's death. In the event of a change in control, a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested at the time of change in control. The total number of shares reserved and available for delivery in connection with awards under the Plan is 1,037,000, prior to this proposed Plan Amendment.

Awards to eligible persons under the Plan is made in the form of stock options, stock awards and awards to purchase, and restricted stock purchase offers. The Compensation Committee, in its sole discretion, designates whom is eligible to receive awards, determines the form of each award, determines the number of shares of stock subject to each award, establishes the exercise price of each award and such other terms and conditions applicable to the award as the Compensation Committee deems appropriate.

Stock Option Awards. Stock option awards can be either incentive or non-incentive. In either case, the exercise price of the option would not be less than the fair market value of the underlying shares as of the date the award is granted. Options would become exercisable at such times as may be established by the Compensation Committee when granting the award. No stock option could be exercised more than ten years after the date the option is granted.

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Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Compensation Committee, and set forth in a Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of company performance. Such awards may be based on fair market value or other specified valuation.

Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Compensation Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer in a form substantially attached to the Plan.

Shares of Stock which participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Compensation Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock”. Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in stock or units of stock, subject to such terms, conditions and restrictions as the Board or Compensation Committee may establish.

Vote Required; Board of Directors Recommendation

Approval of the Plan Amendment for an increase of 500,000 shares of common stock that are available for the issuance under the Plan will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting, assuming the presence of a quorum at the annual meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO COMPANY’S 2015 INCENTIVE STOCK PLAN FOR AN INCREASE OF 500,000 SHARES OF COMMON STOCK THAT ARE AVAILABLE FOR THE ISSUANCE UNDER THE PLAN.

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CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

Mr. Xiao has served as Chairman of the Board and Chief Executive Officer of the Company since its founding. Our Board continues to believe there are important advantages to Mr. Xiao serving in both roles at this time. Mr. Xiao is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Xiao is the founder and executive director of the Company and has been in the art investment and consulting industry since 2008. He is familiar with all forms of art dealings, as well as the trading models and risks in the Chinese art market. He has extensively researched the evaluation, storage and insurance of artworks. Prior to founding Takung in 2012, he served as the general manager of Hangzhou LuxTimes Culture and Art Co., Ltd. from March 2009 to January 2013, where he oversaw the general operation.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Governance and Nominating Committee considers diversity in the context of the Board as a whole and considers personal characteristics (gender, ethnicity and age), skills and experiences, qualifications and the background of current and prospective directors as important factors in identifying and evaluating potential director nominees, so that the Board, as a whole, will possess what the Board believes are the appropriate skills, talent, expertise and backgrounds necessary to meet the long-term interests of our stockholders and the goals and objectives of the Company.

Director Independence

Our Board has determined that Mr. Joseph Levinson, Mr. John Levy and Mr. William Kwok Keung Tsui satisfy the criteria for independence under NYSE American and SEC rules for independence of directors and of committee members.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2016, the Board held 2 meetings, not including actions taken by unanimous written consent. In addition, the Audit Committee held 4 meetings; the Governance and Nominating Committee held 1 meeting; and the Compensation Committee held 2 meetings. During the year ended December 31, 2016, each of the directors attended, in person or by telephone, at least 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance.

Audit Committee

The Audit Committee currently consists of Joseph Levinson, William Kwok Keung Tsui and John Levy, with Mr. Levinson serving as Chairman. Each of Mr. Levinson, Mr. Tsui, and Mr. Levy is independent under NYSE American listing standards. The Board has determined that Mr. Levinson and Mr. Levy qualify as audit committee financial experts and have the accounting or financial management expertise as required under Section 803(B)(2)(a)(iii) of NYSE American rules. In reaching this determination, the Board made a qualitative assessment of Mr. Levinson’s and Mr. Levy’s level of knowledge and experience based on a number of factors, including formal education and business experience.

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The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; and (iv) our auditing, accounting and financial reporting processes generally. In addition, the Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by Marcum Bernstein & Pinchuk LLP (“Marcum”), our current independent auditor, to the Company are permissible under applicable laws and regulations. During fiscal year 2016, all services requiring pre-approval and performed by Marcum were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, a copy of which is available on our website at: http:// content.stockpr.com/takungae/db/225/642/file/Audit+Committee+Charter+-+v443235_TAKUNG_ART_CO.%2C_LTD. _8K_20160623+-+99.1. pdf.

Audit Fees

We incurred approximately $85,000 for professional services rendered by our former registered independent public accounting firm, AWC (CPA) Limited for the integrated audit of the Company for 2015.

We incurred approximately $2,834 for professional services rendered by our former registered independent public accounting firm, AWC Albert Wong & Company for the audit of HongKong Takung for 2016.

We incurred approximately $266,490 for professional services rendered by our current registered independent public accounting firm, Marcum Bernstein & Pinchuk LLP for the audit and review of the Company in the fiscal year 2016, including a $200,000 fee for the re-audit of the Company for the years ended 2014 and 2015.

Audit-Related Fees

We did not incur any audit-related fees in the fiscal years ended December 31, 2016 and 2015.

Tax Fees

We did not incur any tax fees in the fiscal years ended December 31, 2016 and 2015.

All Other Fees

We did not incur any fees from our registered independent public accounting firm for services other than the services covered in “Audit Fees” in the fiscal years ended December 31, 2016 and 2015.

Fees for audit services include fees associated with the annual audit and reviews of our quarterly reports. Audit-related fees mainly include the fees associated with the financial instruments and assets evaluation, while all other fees include fees incurred for services performed in connection with filing of tax returns and overhead costs.

Compensation Committee

The Compensation Committee currently consists of Joseph Levinson, William Kwok Keung Tsui and John Levy, with Mr. Tsui serving as Chairman. Each of Mr. Levinson, Mr. Tsui, and Mr. Levy is independent under NYSE American listing standards. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2016, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with, any applicable requirements of the NYSE American and SEC rules and regulations. The Compensation Committee operates under a written charter, which is available on our website at: http://content.stockpr.com/takungae/db/225/643/file/Compensation+Committee+Charter+-+v443235_TAKUNG_ART_CO.%2C_LTD._8K_20160623+-+99.2.pdf.

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Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Governance and Nominating Committee

The Governance and Nominating Committee (the “Nominating Committee”) currently consists of Joseph Levinson, William Kwok Keung Tsui and John Levy, with Mr. Levy serving as Chairman. Each of Mr. Levinson, Mr. Tsui and Mr. Levy is independent under NYSE American listing standards. The responsibilities of the Nominating Committee include: (i) identifying individuals qualified to serve as directors or fill any interim vacancies; (ii) recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected; (iii) advising the Board with respect to the composition, procedures and committees of the Board; and (iv) considering any other corporate governance issues that may arise from time to time, and developing appropriate recommendations for the Board. In recommending nominees to the Board, the Nominating Committee considers various criteria, including the ability of the individual to meet the NYSE American “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NYSE listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee operates under a written charter, which is available on our website at http://content.stockpr.com/takungae/db/225/644/file/Governance+and+Nominating+Committee+Charter+-+v443235_TAKUNG_ART_CO.%2C_LTD._8K_20160623+-+99.3.pdf.

Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NYSE American rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

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The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to the Chairman of the Board of Takung Art Co., Ltd., at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officers and principal financial officer, principal accounting officer or controller, or persons performing similar functions and also to other employees. The Code is current available on our website at http://content.stockpr.com/takungae/db/225/645/file/Code+of+Business+Conduct+and+Ethics+-+v443235_TAKUNG_ART_CO.%2C_LTD._8K_20160623+-+99.4.pdf.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us, as of August 21, 2017, relating to the beneficial ownership of shares of common stock by each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of common stock; each director; each executive officer; and all executive officers and directors as a group. We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock shown as being owned by them.

		Amount and Nature	Percent of
Title of Class	Name of Beneficial Owner	of Beneficial	Class
		Ownership (1)
Common Stock	Yan Sun (3) 1-4-901, Tianyang Place, Beicang Town, Beichen District, Tianjin, PRC	3,732,907	33.4%

Common Stock	Di Xiao (2)(3)(4)	125,722	*

Common Stock	Chun Hin Leslie Chow (5)	33,332	*

Common Stock	Joseph Levinson (6)	7,143	*

Common Stock	William Kwok Keung Tsui (6)	5,000	*

Common Stock	John Levy (7)	7,463	*

Common Stock	Zishen Li	-	-

All officers and directors			1.5%

* Less than 1%

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(1)	In determining beneficial ownership of our Common Stock as of a given date, the number of shares shown includes shares of Common Stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of Common Stock owned by a person or entity on August 21, 2017, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of Common Stock outstanding on August 21, 2017 (11,188,882), and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred stock and on exercise of the warrants and options, subject to limitations on conversion and exercise. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2)	In connection with the Reverse Merger, as defined below, Di Xiao was appointed as our new Chief Executive Officer, Chief Financial Officer and director effective from October 20, 2014 and ceased to be Chief Financial Officer on February 22, 2016, when Chun Hin Leslie Chow was appointed.

(3)	On October 20, 2014, we acquired Hong Kong Takung in a reverse merger transaction involving Kirin Linkage Limited and Loyal Heaven Limited, shareholders of Hong Kong Takung (the “Reverse Merger”). In consideration of receiving all 20,000,000 issued and outstanding shares of Hong Kong Takung, we issued to Kirin Linkage Limited and Loyal Heaven Limited 41,995,200 and 167,980,800 pre a 1-for-25 reverse stock split shares of restricted Common Stock, effective August 10, 2015 (the “Reverse Stock Split”) respectively. Kirin Linkage Limited, a Cayman Islands company had four stockholders, namely AihuaTian, Caijing Zhao, Yue Zhang and Di Xiao, each holding equal shares of Kirin Linkage Limited. Accordingly, each shareholder of Kirin Linkage Limited had sole investment and voting power over shares owned by Kirin Linkage Limited in the proportion to their respective shareholdings in Kirin Linkage Limited. On or about August 12, 2015, Kirin Linkage Limited transferred its shareholdings in the Company to five (5) individuals who were its shareholders. Di Xiao, one of the recipients of these shares, received 92, 390 post Reverse Stock Split shares. None of the other transferees hold more than five per cent (5%) of the Company’s issued and outstanding shares. Similarly, on or about August 12, 2015, Loyal Heaven Limited transferred all its shares in the Company to eight (8) individuals who were its shareholders, of whom only Yan Sun holds more than five per cent (5%) of the Company’s issued and outstanding shares of Common Stock. Each of the aforementioned stockholders has sole investment and voting power over their respective shares of Common Stock in the Company.

(4)	On March 1, 2016, Mr. Xiao was granted an option pursuant to the Company’s 2015 Incentive Stock Plan to purchase a total of 50,000 shares of Common Stock of the Company at $3.30 per share. The option shall become exercisable during the term of his employment in three (3) equal annual installments of 16,666 shares of Common Stock each, the first installment to be exercisable on the date of issue of the option with additional installments becoming exercisable on each of the successive anniversaries following the option grant date. As of August 21, 2017, Mr. Xiao may exercise his option to purchase 33,332 shares of the Company’s Common Stock.

(5)	On February 22, 2016, Mr. Chow was granted an option pursuant to the Company’s 2015 Incentive Stock Plan to purchase a total of 50,000 shares of Common Stock of the Company at $2.91 per share. The option shall become exercisable during the term of his employment in three (3) equal annual installments of 16,666 shares of Common Stock each, the first installment to be exercisable on the date of issue of the option with additional installments becoming exercisable on each of the successive anniversaries following the option grant date. As of August 21, 2017, Mr. Chow may exercise his option to purchase 33,332 shares of the Company’s Common Stock.

(6)	Both Messrs. Joseph Levinson and William Kwok Keung Tsui were appointed directors of the Company on December 1, 2015. Pursuant to Mr. Tsui’s appointment letter, he shall, apart from cash compensation be entitled to receive 5,000 restricted shares of Common Stock per year, which shall vest in 4 equal quarterly installments. Pursuant to Mr. Levinson’s appointment letter, he shall, apart from cash compensation, be entitled to receive 5,000 restricted shares of Common Stock, or the equivalent of $25,000 worth of shares, whichever is greater per year, which shall vest in 4 equal quarterly installments. Both Mr. Levinson’s and Mr. Tsui’s shares were issued on March 22, 2017.

(7)	Mr. Levy was appointed as director of the Company on March 1, 2016. Pursuant to Mr. Levinson’s appointment letter, he shall, apart from cash compensation, be entitled to receive 5,000 restricted shares of Common Stock, or the equivalent of $25,000 worth of shares, whichever is greater per year, which shall vest in 4 equal quarterly installments. Mr. Levy’s shares were issued on March 22, 2017.

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DIRECTOR COMPENSATION

Name and Principal Position	Year	Fee earned or paid in Cash	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)
Di Xiao	2016	-	-	51,346	-	-	-	51,346
Chief Executive Officer and director (1)	2015	-	-	-	-	-	-	-

Joseph Levinson	2016	47,769	22,945					70,714
Director (2)	2015	3,333		-	-	-	-	3,333

William Kwok Keung Tsui	2016	47,769	16,062					63,831
Director (2)	2015	3,333	-	-	-	-	-	3,333

John Levy
Director (3)	2016	41,102	20,890	-	-	-	-	61,992

Zishen Li
Director (4)	2016	-	-	-	-	-	-	-

(1)	On March 1, 2016, Mr. Di Xiao was granted stock options to purchase 50,000 shares of common stock of the Company at an exercise price of $3.30 per share pursuant to the Company’s 2015 Incentive Stock Plan. The options are exercisable during the term of his employment in three equal installments of 16,666 shares of common stock, the first installment being exercisable on the date of issue and thereafter on each successive anniversary thereof. Mr. Xiao received these stock options for his services as director for the year ended December 31, 2016.

(2)	Messrs. Joseph Levinson and William Kwok Keung Tsui joined the Company as its directors on December 1, 2015. They each received an apportioned salary of $3,333 for the year ended December 31, 2015 and cash compensation of $47,769 for their services for the year ended December 31, 2016. Mr. Levinson also received stock awards worth $22,945 and Mr. Tsui received stock awards worth $16,062, respectively.

(3)	Mr. John Levy joined the Company as a director on March 1, 2016. He received an apportioned cash compensation of $41,102 and stock awards worth $20,890 for his services for the year ended December 31, 2016.

(4)	Mr. Zishen Li was appointed to serve as a director of the Company on March 11, 2016. He receives no additional compensation for his services as director.

EXECUTIVE COMPENSATION

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

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Name	Age	Position With Our Company
Di Xiao	41	Chairman of the Board and Chief Executive Officer
Chun Hin Leslie Chow	33	Chief Financial Officer

Summary Compensation Table

The following table sets forth information with respect to the compensation of each of the named executive officers for services provided in all capacities to Takung Art Co., Ltd and its subsidiaries, HongKong Takung Assets and Equity of Artworks Exchange Co., Ltd, Takung (Shanghai) Co., Ltd and Takung Cultural Development (Tianjin) Co., Ltd. in the fiscal years ended December 31, 2016 and 2015 in their capacity as such officers. Mr. Chun Hin Leslie Chow, our chief financial officer received no additional compensation for his services as chief financial officer of HongKong Takung Assets and Equity of Artworks Exchange Co., Ltd. Mr. Li receives no additional consideration for his services as director of the Company. No other executive officer or former executive officer received more than $100,000 in compensation in the fiscal years reported.

Name and Principal	Fiscal	Salary	Bonus	Stock Options*	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compen-sation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)
Di Xiao	2016	193,533	60,551	51,346	-	-	-	305,430
Chief Executive Officer and Director (1)	2015	37,162	4,645	-	-	-	-	41,807

Chun Hin Leslie Chow (2)	2016	172,064	45,100	61,310	-	-	-	278,474
Chief Financial Officer	2015	-	-	-	-	-	-	-

Zishen Li (3) Vice President, Hong Kong Takung	2016	75,944	13,785	-	-	-	-	89,729
General Manager, Shanghai Takung and Tianjin Takung	2015	-	-	-	-	-	-	-

*	The value reported for each executive is the cost recognized in our financial statements during fiscal year 2016, calculated in accordance with Accounting Standards Codification Topic 718 "Share-based Compensation”.

(1)	For the year ended December 31, 2015, Mr. Xiao received an apportioned salary of $37,161.72 and an apportioned bonus of $4,645.22. His compensation is apportioned between Takung Art Co., Ltd and its subsidiary, HongKong Takung Assets and Equity of Artworks Exchange Co., Ltd to reflect the time he spends on the affairs of both entities. For the year ended December 31, 2016, Mr. Xiao received salary of $193,533, bonus of $60,551 and stock options worth $51,346. On March 1, 2016, Mr. Xiao was granted stock options to purchase 50,000 shares of common stock of the Company at an exercise price of $3.30 per share pursuant to the Company’s 2015 Incentive Stock Plan. The options are exercisable during the term of his employment in three equal installments of 16,666 shares of common stock, the first installment being exercisable on the date of issue and thereafter on each successive anniversary thereof.

(2)	Mr. Chow was appointed our Chief Financial Officer and Chief Financial Officer of our Hong Kong subsidiary, HongKong Takung Assets and Equity of Artworks Exchange Co., Ltd on February 22, 2016. He received an apportioned salary of $172,064, bonus of $45,100 and stock options worth $61,310. On February 22, 2016, Mr. Chow was granted stock options to purchase 50,000 shares of common stock of the Company at an exercise price of $2.91 per share pursuant to the Company’s 2015 Incentive Stock Plan. The options are exercisable during the term of his employment in three equal installments of 16,666 shares of common stock, the first installment being exercisable on the date of issue and thereafter on each successive anniversary thereof.

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(3)	Mr. Li has been a Vice President of Hong Kong Takung since March 1, 2015. He was subsequently appointed as the General Manager of Shanghai Takung with effect from July 28, 2015 and General Manager of Tianjin Takung with effect from January 27, 2016. He was appointed as director of the Company on March 11, 2016. For the year ended December 31, 2016, Mr. Li received an apportioned salary of $75,944 and an apportioned bonus of $13,785. His compensation is apportioned between the subsidiaries, HongKong Takung Assets and Equity of Artworks Exchange Co., Ltd, Shanghai Takung and Tianjin Takung to reflect the time he spends on the affairs of these entities. He receives no additional compensation as director of the Company.

Narrative to Summary Compensation Table

In fiscal year 2016, the primary components of our executive compensation programs were base salary and equity compensation. We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. We have formed a compensation committee to oversee the compensation of our named executive officers. All the members of the compensation committee are independent directors. The compensation committee reviews and plans to adopt in 2017 a more formal bonus plan. The committee has the discretion to review and approve each employee’s bonus.

Operating Subsidiary Executive Compensation Summary

The table below sets forth the positions and compensations for the officers and sole director of Hong Kong Takung for the years ended December 31, 2016 and 2015.

Name and Principal	Fiscal	Salary		Bonus	Stock Options*	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Position	Year	($)		($)	($)	($)	($)	($)	($)
Di Xiao	2016	193,533 (2)		60,551	-	-	-	-	254,084
Managing Director	2015	86,711	(1)	10,839	-	-	-	-	97,550 (1)

Chun Hin Leslie Chow	2016	172,064		45,100	-	-	-	-	217,164 (3)
Chief Financial Officer	2015	-		-	-	-	-	-	-

(1)	Mr. Xiao received a monthly compensation of $10,333 (HK$80,000).

(2)	Mr. Xiao’s monthly compensation was adjusted to $12,883 (HK$100,000) on October 2015 and further adjusted to $15,460 (HK$120,000) on April 2016. His compensation is apportioned between Takung Art Co., Ltd and its subsidiary, HongKong Takung Assets and Equity of Artworks Exchange Co., Ltd to reflect the time he spends on the affairs of both entities.

(3)	Mr. Chow’s monthly compensation was $14,953 (HK$116,064). His compensation is apportioned between Takung Art Co., Ltd and its subsidiary, HongKong Takung Assets and Equity of Artworks Exchange Co., Ltd to reflect the time he spends on the affairs of both entities.

The table below sets forth the positions and compensations for the General Manager of Shanghai Takung and Tianjin for the years ended December 31, 2016 and 2015.

Zishen Li	2016	75,944 (1)	13,785	-	-	-	-	89,729	(1)
Managing Director	2015	-	-	-	-	-	-	-

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(1)	Mr. Li’s monthly compensation paid by Hong Kong Takung and Shanghai Takung Takung were $4,662 (HKD$36,183) and $1,667 (RMB11,069), respectively, to reflect the time he spends on the affairs of the entities.

2015 Incentive Stock Option Plan

On August 26, 2015, the 2015 Incentive Stock Plan (“2015 Plan”) was approved by the Board of Directors for rewarding the Company’s directors, executives and selected employees and consultants for making major contributions to the success of the Company. 1,037,000 shares were registered on August 27, 2015.

During the year ended December 31, 2016, the Company granted an aggregate of 431,525 stock options under the 2015 Plan. 268,600 were granted effective on February 2, 2016, 50,000 were granted effective on February 29, 2016 and 112,925 of the options were granted effective on March 30, 2016. In addition, on December 1, 2015 and March 1, 2016, 12,143 and 7,463 of restricted stock-based awards were granted. Each of the awards is subject to service-based vesting restrictions. The February 2, 2016 grant included a grant of 50,000 shares to a non-employee who became an employee on March 2, 2016.

The exercise price of stock options ranged from $2.91 to $3.65 and the requisite service period ranged from two to five years. 33,333 stock options have been vested and 3,000 stock options were cancelled during year ended December 31, 2016, and no stock options were exercised or cancelled ended December 31, 2015.

Option Grants Table

During the year ended December 31, 2016, the Company granted an aggregate of 431,525 stock options under the 2015 Plan. 268,600, including a grant of 50,000 shares to a non-employee who became an employee on March 2, 2016, were granted effective on February 2, 2016, 50,000 were granted effective on February 29, 2016 and 112,925 of the options were granted effective on March 30, 2016.

Outstanding Equity Awards at Fiscal Year-End

During year ended December 31, 2016, 7,463 of restricted stock-based awards were granted. Each of the awards is subject to service-based vesting restrictions. The total unvested restricted stock was 1,244 shares as of December 31, 2016.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

33,333 stock options have been vested and 3,000 stock options were cancelled during year ended December 31, 2016. As of December 31, 2016, the number of options outstanding and exercisable were 428,525 and 33,333 respectively.

Long-Term Incentive Plan (“LTIP”) Awards Table

There were no awards made in the last completed fiscal year under any LTIP.

Pension and Retirement Plans

Currently, except for contributions to the PRC government-mandated social security retirement endowment fund for those employees who have not waived their coverage, we do not offer any annuity, pension or retirement benefits to be paid to any of our officers, directors or employees. There are also no compensatory plans or arrangements with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with our company, or from a change in our control.

Operating Subsidiary Employment Agreements

Mr. Xiao entered into an employment agreement with Hong Kong Takung on June 1, 2014 whereby he agreed to serve as Hong Kong Takung’s General Manager and Managing Director. Pursuant to such employment agreement, Mr. Xiao is entitled to a monthly salary of $7,741 (HK$60,000), which will be reviewed annually in January. On March 2015, Mr. Xiao’s salary was adjusted to $10,323 (HK$80,000), and was adjusted to $12,883 (HK$100,000) on October 2015, and further adjusted to $15,460 (HK$120,000) on April 2016. The employment agreement may be terminated by either party upon one month’s advance notice.

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Mr. Li has been a Vice President of Hong Kong Takung since March 1, 2015. He was subsequently appointed as the General Manager of Shanghai Takung and Tianjin Takung with effect from July 28, 2015 and January 27, 2016, respectively. The employment with Mr. Li can be terminated by either party by giving at least one month notice.

On February 22, 2016, the board of directors of the Company approved the appointment of Mr. Chow as the new Chief Financial Officer of the Company and the Company’s wholly-owned Hong Kong subsidiary, HongKong Takung Assets and Equity of Artworks Exchange Co., Ltd, effective February 22, 2016. The employment agreement may be terminated by either party upon three months’ advance notice.

Potential Payments Upon Termination or Change of Control

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month's salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement. If the named executive officer is not terminated for cause, the Company will pay the remaining portion of the executive officer's salary.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the ownership of our securities, and except as set forth below, none of the directors, executive officers, holders of more than five percent of our outstanding Common Stock, or any member of the immediate family of any such person have, to our knowledge, had a material interest, direct or indirect, in any transaction or proposed transaction which may materially affect our company.

On November 20, 2015, we entered into a Consulting Agreement with Regeneration Capital Group, LLC for the provision of certain consulting and advisory services, including without limitation, assisting in the preparation of Company financial projections, business plans, executive summaries and website, and recruiting qualified directors and officers. In consideration for providing such services, the Company issued to Regeneration Capital Group, LLC 487,000 restricted shares of Common Stock (the “Compensation Shares”) which are placed in an escrow account maintained with the Company’s attorneys until either (i) the Company has successfully listed its securities on the NASDAQ or other U.S. securities exchange on or before March 31, 2017, whereupon the Compensation Shares shall be forthwith delivered to Regeneration or (ii) if the Company is unsuccessful in listing its securities on the NASDAQ or other U.S. securities exchange on or before March 31, 2017, the Compensation Shares shall be returned to the Company for cancellation. Regeneration Capital Group, LLC shall be entitled to “piggy-back” registration rights with respect to the Compensation Shares.

Other Related Transactions of Hong Kong Operating Entity and Shanghai Operating Entity

Related Transactions Prior to Reverse-Merger

Except as disclosed above, no executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serve as a trustee or in a similar capacity or has a substantial beneficial interest in is or has been indebted to us at any time since the beginning of our fiscal year 2015.

PROCEDURES FOR APPROVAL OF RELATED PARTY TRANSACTIONS

Our Board of Directors is charged with reviewing and approving all potential related party transactions. All such related party transactions must then be reported under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish our Company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2016, our officers and directors, and all of the persons known to us to own more than 10% of our Common Stock, filed all required reports on a timely basis.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2016. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at http:// content. stockpr.com/takungae/db/225/642/file/Audit+Committee+Charter+-+v443235_TAKUNG_ART_CO.%2C_LTD._ 8K_20160623+-+99.1.pdf.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of Marcum Bernstein & Pinchuk LLP (“Marcum”), our independent registered public accounting firm. The Audit Committee has discussed Marcum’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with Marcum its independence. The members of the Audit Committee considered whether the services provided by Marcum, for the year ended December 31, 2016, are compatible with maintaining its independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC and the Board approved that recommendation.

/s/Joseph Levinson (Chairman)
/s/William Kwok Keung Tsui
/s/John Levy

September 5, 2017

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SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive office on or before June 18, 2017. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Di Xiao, at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong. You may also access these filings at our web site under the investor relations link at http://ir.takungart.com/all-sec-filings.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2016, which has been filed with the SEC pursuant to the Exchange Act, is included with this proxy statement. Additional copies of this proxy statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Takung Art CO., Ltd, at Flat/RM 03-04 20/F Hutchison House 10 Harcourt Road, Central, Hong Kong, or on the SEC’s internet website at www.sec.gov.

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YOUR VOTE IS IMPORTANT

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

September 5, 2017	/s/Di Xiao
Di Xiao
Chairman of the Board and
Chief Executive Officer

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Appendix A

Amendment No. 1 to

2015 STOCK INCENTIVE PLAN

OF TAKUNG ART CO., LTD

Takung Art Co., Ltd. (the “Company”) previously approved and adopted the 2015 Stock Incentive Plan (the “Plan”) to promote the success and enhance the value of the Company by linking the personal interests of the Plan’s participants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance in order to help grow the Company and to generate superior returns to its shareholders. By this amendment, the Company desires to amend the Plan to increase the number of shares available under the Plan.

1.        Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Plan.

2.        The effective date of this amendment to the Plan shall be October 16, 2017, upon the stockholders’ approval.

3.        Section 4(b) of the Plan is amended and restated in its entirety as follows:

Number of Shares:  Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed 1,537,000. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

4.        This amendment shall amend only the provisions of the Plan as set forth herein. Those provisions of the Plan not expressly amended hereby shall be considered in full force and effect.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized representative on this September 5, 2017.

Takung Art Co., Ltd

September 5, 2017	By:	/s/ Di Xiao
Name: Di Xiao
Title: Chief Executive Officer

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Exhibit A

Internet Notice and Access Card

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 16, 2017. TAKUNG ART CO., LTD. TAKUNG ART CO., LTD. FLAT/RM 03-04, 20/F HUTCHISON HOUSE 10 HARCOURT ROAD CENTRAL, HONG KONG CHINA Meeting Information Meeting Type: Annual Meeting For holders as of: August 21, 2017 Date: October 16, 2017 Time: 10:00 AM Local Time (10:00 PM Eastern Time, October 15, 2017) Location: FLAT/RM 03-04, 20/F Hutchinson House 10 Harcourt Road Central, Hong Kong You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E32642-Z70908 CONSOLIDATED ID TEMPLATE V1

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 2, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E32643-Z70908

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Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1a. Di Xiao 1b. Joseph Levinson 1c. William Kwok Keung Tsui 1d. John Levy 1e. Zishen Li The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company's independent auditor for the fiscal year ending December 31, 2017. 3. Approval of amendment to certificate of incorporation authorizing the board to issue up to 10,000,000 shares of "blank check" preferred stock. 4. To approve the compensation paid to our named executive officers as disclosed in our proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The Board of Directors recommends you vote 1 YEAR on the following proposal: 5. To hold a non-binding advisory vote on holding the advisory vote on executive compensation once every. The Board of Directors recommends you vote FOR the following proposal: 6. To amend the 2015 Incentive Stock Plan to increase by 500,000 shares of common stock that are reserved for issuance thereunder. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E32644-Z70908

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E32645-Z70908

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Exhibit B

Proxy Card

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

1. Election of Directors

		1 year	2 years	3 years	Abstain
5	To hold a non-binding advisory vote on holding the advisory vote on executive compensation once every:	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000343744_1 R1.0.1.17

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice & Proxy Statement are available at www.proxyvote.com

TAKUNG ART CO., LTD.
Annual Meeting of Shareholders
(October 16, 2017 10:00 AM) Hong Kong
(10:00 PM E.T. October 15, 2017)
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Di Xiao as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of TAKUNG ART CO., LTD. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM Hong Kong, on October 16, 2017 (10:00 PM E.T. October 15, 2017), at our executive office, located at , FLAT/RM 03-04, 20/F Hutchinson House, 10 Harcourt Road, Central, Hong Kong , and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000343744_2 R1.0.1.17

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